UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D)
OF THE SECURITIES EXCHANGE ACT OF 1934

June 28, 2021
Date of Report (Date of earliest event reported)

SINCLAIR BROADCAST GROUP, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-26076	52-1494660
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10706 Beaver Dam Road
Hunt Valley, MD  21030
(Address of principal executive offices and zip code)

(410) 568-1500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $ 0.01 per share	SBGI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders of Sinclair Broadcast Group, Inc. (the “Company”) was held on June 28, 2021. At the meeting, four items, as set forth in the Proxy Statement, were submitted to the shareholders for a vote.

Proposal 1: Election of Directors

In response to Proposal 1, the shareholders elected all persons nominated for directors as set forth in the Proxy Statement, for a term expiring at the next annual shareholders meeting in 2022 or until their respective successors have been elected and qualified. The table below sets forth the results of the voting for nominated directors:

Election of Directors	For	Against or Withheld	Broker Non-Votes
David D. Smith	259,054,758	6,439,256	7,697,231
Frederick G. Smith	263,948,412	1,545,602	7,697,231
J. Duncan Smith	263,948,114	1,545,900	7,697,231
Robert E. Smith	246,824,547	18,669,467	7,697,231
Laurie R. Beyer	265,066,253	427,761	7,697,231
Howard E. Friedman	254,753,198	10,740,816	7,697,231
Daniel C. Keith	253,075,889	12,418,125	7,697,231
Martin R. Leader	259,186,495	6,307,519	7,697,231
Benson E. Legg	259,483,553	6,010,461	7,697,231
Lawrence E. McCanna	259,187,109	6,306,905	7,697,231

Proposal 2: Ratification of Independent Registered Public Accounting Firm

In response to Proposal 2, the shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ending December 31, 2021. The table below sets forth the results of the voting for the ratification of PricewaterhouseCoopers LLP:

For	Against	Abstain	Broker Non-Votes
272,140,229	1,012,367	38,649	—

Proposal 3: Approval of Amended and Restated Employee Stock Purchase Plan

In response to Proposal 3, the shareholders approved the amendment and restatement of the Sinclair Broadcast Group 1998 Employee Stock Purchase Plan. The table below sets forth the results of the voting for the approval of the amendment and restatement of the Sinclair Broadcast Group 1998 Employee Stock Purchase Plan:

For	Against	Abstain	Broker Non-Votes
248,226,521	17,151,896	115,593	7,697,235

Proposal 4: Approval of an Amendment to the Company's 1996 Long-Term Incentive Plan to Increase the Number of Shares Authorized for Issuance Thereunder

In response to Proposal 4, the shareholders approved the amendment to the Company's 1996 Long-Term Incentive Plan to increase the number of shares authorized for issuance thereunder. The table below sets forth the results of the voting for the approval of the amendment to the Company's 1996 Long-Term Incentive Plan:

For	Against	Abstain	Broker Non-Votes
245,930,248	16,474,525	3,089,238	7,697,234

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINCLAIR BROADCAST GROUP, INC.

By: /s/ David R. Bochenek

Name:    David R. Bochenek
Title:    Senior Vice President / Chief Accounting Officer
Dated: June 29, 2021